SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      DECEMBER 8, 2003 (DECEMBER 4, 2003)
                      -----------------------------------


                           FIRST SECURITY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            TENNESSEE                 000-49747                58-2461486
            ---------                 ---------                ----------
   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)        Identification Number)


817 BROAD STREET, CHATTANOOGA, TENNESSEE                         37402
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (423) 266-2000
                                                     --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER  EVENTS

     FSGBank, National Association, a subsidiary of First Security Group, Inc., completed its acquisition of the Monroe County banking operations of National Bank of Commerce on December 4, 2003. The acquisition includes branch offices in Sweetwater, Madisonville and Tellico Plains, Tennessee with approximately $50 million in deposits and $18 million in loans.

     A press release dated December 4, 2003 announcing the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated December 4, 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST SECURITY GROUP, INC.



                           By:   /s/ Rodger B. Holley
                              ---------------------------------------------
                                 Rodger B. Holley
                                 Chairman, Chief Executive Officer and President



Date: December 4, 2003


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